Exhibit 10.1

AMENDMENT NUMBER TWENTY FIVE TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER TWENTY FIVE TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 17, 2023 (the “Amendment Twenty Five Effective Date”) is entered into between PMC FINANCIAL SERVICES GROUP, LLC, a Delaware limited liability company (“Lender”), and REAL GOOD FOODS, LLC, a Delaware limited liability company (“Borrower”), in light of the following:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Loan and Security Agreement, dated as of June 30, 2016, as amended from time to time (the “Agreement”).

WHEREAS, Borrower has requested that Lender temporarily increase the Maximum Revolver Amount from $75,000,000 to $80,000,000.

WHEREAS, Lender has agreed to Borrower’s request subject to the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is assigned to such term under this Amendment.

2. AMENDMENTS. Effective as of the Amendment Twenty Five Effective Date (as that term is defined in Section 2.1 of this Amendment), the Agreement is amended as follows:

2.1 Additional Definitions. Section 8 of the Agreement is amended by adding the following definitions:

“Amendment Twenty Five” means that certain Amendment Number Twenty Five to Loan and Security Agreement, dated as of July 17, 2023, between Lender and Borrower.

“Amendment Twenty Five Effective Date” shall have the meaning set forth in the preamble to Amendment Twenty Five.

2.2 Increase in Maximum Revolver Amount. Effective as of Amendment Twenty Five Effective Date, the Maximum Revolver Amount set forth in Section 1.A. of the Schedule to Loan Agreement is hereby amended to be $80,000,000.

3. CONDITION PRECEDENT AND SUBSEQUENT.

3.1 Condition Precedent. This Amendment shall be effective only upon satisfaction in full of the following conditions precedent:

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A.	Lender shall have received a fully executed copy of this Amendment Twenty Five.

B.	Lender shall have received a fully executed Amendment Number 25 Fee Letter, of even date herewith, between Borrower and Lender.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

5. LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6. RELEASE BY BORROWER. Borrower, for itself, and for its agents, servants, officers, directors, shareholders, employees, heirs, executors, administrators, successors and assigns, forever release and discharge Lender and its servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Borrower had, now has, or has acquired, individually or jointly, at any time prior to the Amendment Twenty Five Effective Date, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Borrower which:

6.1 Arise out of the Loan Documents;

6.2 Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or

6.3 Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of the Lender or any party acting on behalf of Lender.

7. WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542. Borrower acknowledges that there is a risk that subsequent to the execution of this Amendment it may incur or suffer losses, damages or injuries which are in some way caused by the transactions referred to in the Loan Documents or the Agreement, but which are unknown and unanticipated at the time this Agreement is executed. Borrower does hereby assume the above mentioned risks and agree that this Amendment shall apply to all unknown or unanticipated results of the transactions and occurrences described herein, as well as those known and anticipated, and upon advice of counsel, Borrower does hereby knowingly waive any and all rights and protections under California Civil Code Section 1542 which section has been duly explained and reads as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

REAL. GOOD FOODS, LLC

By: The Real Good Food Company, Inc.
Its: Managing Member

By:	/s/ Bryan Freemen
Name:	Bryan Freemen
Title:	Executive Chairman
July 21, 2023

Signature Page to Amendment Number Twenty Five to Loan and Security Agreement

PMC FINANCIAL SERVICES GROUP, LLC

By:	/s/ Walter E. Buttkus, III
Name:	Walter E. Buttkus, III
Title:	President

Signature Page to Amendment Number Twenty Five to Loan and Security Agreement